UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 11, 2022

Endo International plc

(Exact name of registrant as specified in its charter)

Ireland	001-36326	68-0683755
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

First Floor, Minerva House, Simmonscourt Road
Ballsbridge, Dublin 4, Ireland	Not Applicable
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 011-353-1-268-2000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, nominal value $0.0001 per share	ENDP	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

Restructuring Support Agreement (as defined below) is incorporated herein by reference.

Item 1.03	Bankruptcy or Receivership

Chapter 11 Filing

On August 16, 2022, Endo International plc, together with certain of its direct and indirect subsidiaries (the “Company,” “Endo,” or the “Debtors”), filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”). The Debtors have filed a motion with the Bankruptcy Court seeking joint administration of their chapter 11 cases (the “Chapter 11 Cases”) pursuant to Rule 1015(b) of the Federal Rules of Bankruptcy Procedure under the caption In re Endo International plc, et al. The Debtors will continue to operate their businesses and manage their properties as debtors-in-possession pursuant to sections 1107 and 1108 of the Bankruptcy Code. To ensure their ability to continue operating in the ordinary course of business, the Debtors have also filed with the Bankruptcy Court a variety of motions seeking “first day” relief, including the authority to continue using their cash management system, pay employee wages and benefits and pay vendors in the ordinary course of business.

Restructuring Support Agreement

On August 16, 2022, the Company entered into a Restructuring Support Agreement (the “Restructuring Support Agreement”) with an ad hoc group (the “Ad Hoc First Lien Group”) of certain creditors holding in excess of 50% of the aggregate outstanding principal amount of Secured Debt (as defined in that certain Collateral Trust Agreement, dated as of April 27, 2017, among Endo International plc, Endo Luxembourg Finance Company I S.à r.l., Endo LLC, Endo Designated Activity Company, Endo Finance LLC, Endo Finco Inc., the other grantors from time to time party thereto, JPMorgan Chase Bank, N.A., as administrative agent under the Credit Agreement, and Wells Fargo Bank, National Association, as indenture trustee, and Wilmington Trust, National Association, as collateral trustee (the “Collateral Trust Agreement”)), pursuant to which, among other things, one or more entities formed in a manner acceptable to the Ad Hoc First Lien Group (the “Stalking Horse Bidder” or the “Purchaser”) will serve as stalking horse bidder as the Company seeks to sell all or substantially all of its assets in a sale pursuant to section 363 of the Bankruptcy Code. The Restructuring Support Agreement contemplates a marketing process and auction that will be conducted under the supervision of the Bankruptcy Court. If the Stalking Horse Bidder’s bid is selected following said marketing process and auction, the Ad Hoc First Lien Group will direct the Collateral Trustee (as defined in the Collateral Trust Agreement) to assign its rights to credit bid, on behalf of the Secured Parties (as defined in the Collateral Trust Agreement), to the Stalking Horse Bidder, so as to enable the Stalking Horse Bidder to credit bid for all or substantially all of the Company’s assets in exchange for the extinguishment of the obligations to the Secured Parties, which obligations hold a face value in excess of $5.8 billion. The Restructuring Support Agreement further contemplates that the Purchaser will fund one or more trusts for parties with opioid-related claims against the Company.

The foregoing description of the Restructuring Support Agreement and the transactions and documents contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the Restructuring Support Agreement filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Incentive and Retention Program

On August 11, 2022, Endo International plc (the “Company”) entered into a retention and incentive agreement with each of the Company’s named executive officers (the “Participants”). The retention and incentive program provides for the prepayment of 2023 short- and long-term target incentive compensation (the “2023 Awards”), subject to a clawback as further described below.

The amounts paid pursuant to the program must generally be repaid by a Participant if the Participant voluntarily resigns employment without good reason or is terminated for cause prior to (i) with respect to sixty percent (60%) of the 2023 Awards, December 31, 2023 and (ii) with respect to forty percent (40%) of the 2023 Awards, March 1, 2024 (the “Performance-Based Component”). In addition, up to the whole amount of the Performance-Based Component must be repaid if certain pre-established financial and operational targets are not satisfied. If such pre-established financial and operational targets are satisfied above the target level of performance, each named executive officer will also be eligible to receive an additional bonus of up to forty percent (40%) of his 2023 Award, based on the level of overachievement, subject to his continued employment through March 1, 2024.

The amounts paid pursuant to this program include the following payments to the following named executive officers, in respect of the 2023 Awards: (i) $11,850,000 for Blaise Coleman, President and Chief Executive Officer, (ii) $3,465,743 for Mark Bradley, Executive Vice President and Chief Financial Officer, (iii) $3,517,470 for Matthew J. Maletta, Executive Vice President, Chief Legal Officer and Company Secretary, and (iv) $3,258,833 for Patrick Barry, Executive Vice President and President, Global Commercial Operations.

On July 15, 2022, the Company also prepaid an aggregate of $13,483,968 of incentive and retentive compensation to certain senior employees (none of whom were named executive officers) and approved retention awards totaling an aggregate of $17,995,859 for certain additional employees (but did not provide for prepayment of such amounts). All prepaid compensation is subject to clawback in the event that the applicable performance-based or time-based conditions are not met.

Employment Agreement Extension

In connection with the program, each of our named executive officers entered into an amendment to his employment agreement, which extended the term of each named executive officer’s existing employment agreement through March 31, 2024, so as not to expire during the program clawback period.

Item 7.01	Regulation FD Disclosure

On August 16, 2022, the Company issued a press release announcing that the Company and its wholly owned subsidiaries filed voluntary petitions for relief under chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York (collectively, the “Chapter 11 Filings”).

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished herewith and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Cautionary Information Regarding Trading in the Company’s Securities.

The Company continues to face certain risks and uncertainties that have been affecting its business and operations, and these risks and uncertainties may affect the Company’s ability to enter into a sale transaction and could impact the outcome of the Chapter 11 Filings. Holders of the Company’s equity securities will likely be entitled to little or no recovery on their investment following the Chapter 11 Filings, and recoveries to other stakeholders cannot be determined at this time. The Company cautions that trading in the Company’s securities given the pendency of the Chapter 11 Filings is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual value realized, if any, by holders of the Company’s securities in the Chapter 11 Filings. Accordingly, the Company urges extreme caution with respect to existing and future investments in its securities.

Forward-looking statements

Certain information in this Current Report on Form 8-K (including Exhibit 99.1 hereto) may be considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and any applicable Canadian securities legislation, including, but not limited to, statements with respect to the restructuring support agreement and the sale transaction, the Chapter 11 proceedings and recognition proceedings, and any other statements that refer to our expected, estimated or anticipated future results or that do not relate solely to historical facts. Statements including words or phrases such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “plan,” “will,” “may,” “look forward,” “intend,” “guidance,” “future,” “potential” or similar expressions are forward-looking statements. All forward-looking statements in this communication reflect Endo’s current views as of the date of this communication about its plans, intentions, expectations, strategies and prospects, which are based on the information currently available to it and on assumptions it has made. Actual results may differ materially and adversely from current expectations based on a number of factors, including, among other things, the following: the outcome of our contingency planning and restructuring activities; the timing, impact or results of any pending or future litigation, investigations, proceedings or claims, including opioid, tax and antitrust related matters; actual or contingent liabilities; settlement discussions or negotiations; the Company’s liquidity, financial performance, cash position and operations; the Company’s strategy; risks and uncertainties associated with Chapter 11 proceedings; the negative impacts on the Company’s businesses as a result of filing for and operating under Chapter 11 protection; the time, terms and ability to confirm a sale of the Company’s businesses under Section 363 of the U.S. Bankruptcy Code; the adequacy of the capital resources of the Company’s businesses and the difficulty in forecasting the liquidity requirements of the operations of the Company’s businesses; the unpredictability of the Company’s financial results while in Chapter 11 proceedings; the Company’s ability to discharge claims in Chapter 11 proceedings; negotiations with the holders of the Company’s indebtedness and its trade creditors and other significant creditors; risks and uncertainties with performing under the terms of the restructuring support agreement and any other arrangement with lenders or creditors while in Chapter 11 proceedings; the Company’s ability to conduct business as usual; the Company’s ability to continue to serve customers, suppliers and other business partners at the high level of service and performance they have come to expect from the Company; the Company’s ability to continue to pay employees, suppliers and vendors; the ability to control costs during Chapter 11 proceedings; adverse litigation; the risk that the Company’s Chapter 11 Cases may be converted to cases under Chapter 7 of the Bankruptcy Code; the Company’s ability to secure operating capital; the Company’s ability to take advantage of opportunities to acquire assets with upside potential; the Company’s ability to execute on its strategic plan to pursue, evaluate and close an asset sale of the Company’s businesses pursuant to Section 363 of the U.S. Bankruptcy Code; the impact of competition, including the loss of exclusivity and generic competition for VASOSTRICT®; our ability to satisfy judgments or settlements or pursue appeals including bonding requirements; our ability to adjust to changing market conditions; our ability to attract and retain key personnel; our inability to maintain compliance with financial covenants and operating obligations which would expose us to potential events of default under our outstanding indebtedness; our ability to incur additional debt or equity financing for working capital, capital expenditures, business development, debt service requirements, acquisitions or general corporate or other purposes; our ability to refinance our indebtedness; a significant reduction in our short-term or long-term revenues which could cause us to be unable to fund our operations and liquidity needs or repay indebtedness; supply chain interruptions or difficulties; changes in competitive or market conditions; changes in legislation or regulatory developments; our ability to obtain and maintain adequate protection for our intellectual property rights; the timing and uncertainty of the results of both the research and development and regulatory processes, including regulatory decisions, product recalls, withdrawals and other unusual items; domestic and foreign health care and cost containment reforms, including government pricing, tax and reimbursement policies; technological advances and patents obtained by competitors; the performance, including the approval, introduction, and consumer and physician acceptance of new products and the continuing acceptance of currently marketed products; our ability to integrate any newly acquired products into our portfolio and achieve any financial or commercial expectations; the impact that known and unknown side effects may have on market perception and consumer preference for our products; the effectiveness of advertising and other promotional campaigns; the timely and successful implementation of any strategic initiatives; unfavorable publicity regarding the misuse of opioids; the uncertainty associated with the identification of and successful consummation and execution of external corporate development initiatives and strategic partnering transactions; our ability to advance our strategic priorities, develop our product pipeline and continue to develop the market for QWO® and other products; and our ability to obtain and successfully manufacture, maintain and distribute a sufficient supply of products to meet market demand in a timely manner. In addition, U.S. and international economic conditions, including consumer confidence and debt levels, taxation, changes in interest and currency exchange rates, international relations, capital and credit availability, the status of financial markets and institutions, the impact of and response to the ongoing COVID-19 pandemic and the impact of continued economic volatility, can materially affect our results. Therefore, the reader is cautioned not to rely on these forward-looking statements. Endo expressly disclaims any intent or obligation to update these forward-looking statements, except as required to do so by law.

Additional information concerning risk factors, including those referenced above, can be found in press releases issued by Endo, as well as Endo’s public periodic filings with the U.S. Securities and Exchange Commission and with securities regulators in Canada, including the discussion under the heading “Risk Factors” in Endo’s most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q or other filings with the U.S. Securities and Exchange Commission. Copies of Endo’s press releases and additional information about Endo are available at www.endo.com or you can contact the Endo Investor Relations Department at relations.investor@endo.com.

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Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Restructuring Support Agreement, dated August 16, 2022, by and among the Debtors and the members of the Ad Hoc First Lien Group

99.1	Press Release, dated August 16, 2022

99.2	Management Presentation and Annexes

104	Cover Page Interactive Data File (formatted as inline XBRL)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ENDO INTERNATIONAL PLC

By:	/s/ Matthew J. Maletta
Name:	Matthew J. Maletta
Title:	Executive Vice President, Chief Legal Officer and Company Secretary

Date: August 16, 2022